SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant X Filed by a party other than the registrant Check the appropriate box:

___  Preliminary Proxy Statement     ___ Confidential for Use for the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

  X  Definitive Proxy Statement
___  Definitive Additional Materials

___  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Cousins Properties Incorporated
                  --------------------------------------------
                  (Name of Registrant as Specified in Charter)


      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

 X   No fee required.

___  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

___  Fee paid previously with preliminary materials.

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                         COUSINS PROPERTIES INCORPORATED
                      2500 WINDY RIDGE PARKWAY, SUITE 1600

                             ATLANTA, GEORGIA 30339

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 1, 2001

      TO THE STOCKHOLDERS OF COUSINS PROPERTIES INCORPORATED:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cousins Properties Incorporated (the "Company") will be held on Tuesday, May 1, 2001, at 2:00 p.m., local time, at the Theatre, Lobby Level, The Inforum, 250 Williams Street, Atlanta, Georgia 30303, for the following purposes:

         (1)      To elect ten (10) Directors;

         (2) To approve an amendment to the 1999 Incentive Stock Plan to increase the number of shares of Common Stock available under the Plan by 1.1 million shares; and

         (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

      Only stockholders of record at the close of business on March 19, 2001 will be entitled to notice of and to vote at the meeting. A list of stockholders as of the close of business on March 19, 2001 will be available at the Annual Meeting of Stockholders for examination by any stockholder, his agent or his attorney.

      Your attention is directed to the Proxy Statement submitted with this notice.

                                             By Order of the Board of Directors.

                                             TOM G. CHARLESWORTH
                                             Secretary

Atlanta, Georgia
March 30, 2001

      WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                         COUSINS PROPERTIES INCORPORATED
                      2500 WINDY RIDGE PARKWAY, SUITE 1600

                             ATLANTA, GEORGIA 30339
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 1, 2001

         The accompanying proxy is solicited by the Board of Directors of Cousins Properties Incorporated (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 1, 2001, at 2:00 p.m., local time, at the Theatre, Lobby Level, The Inforum, 250 Williams Street, Atlanta, Georgia 30303, and any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting and, where a choice has been specified on the proxy, will be voted in accordance with such specification. If no choice is specified on the proxy with respect to any particular matter to be acted upon, the shares represented by the proxy will be voted in favor of such matter.

         The presence of holders of a majority of the outstanding shares of Common Stock either in person or by proxy will constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes are counted in establishing a quorum; however, they are not counted as votes cast for or against matters presented for stockholder consideration. Consequently, such broker non-votes have no effect on the outcome of any vote. Abstentions with respect to a proposal are counted for purposes of establishing a quorum.
Abstentions, however, are neither counted as votes cast for or against matters presented for stockholder consideration, and as a result have no effect on the outcome of any vote.

         Any stockholder giving a proxy has the power to revoke it at any time before it is voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking it or (ii) a duly executed proxy bearing a later date. A stockholder who is present at the Annual Meeting may also revoke his proxy and vote in person if he so desires.

         Only stockholders of record as of the close of business on March 19, 2001 will be entitled to vote at the Annual Meeting. As of that date, the Company had outstanding 49,500,617 shares of Common Stock, each share being entitled to one vote. Unless the context suggests otherwise, all share information in this Proxy Statement reflects a 3-for-2 stock split effective on October 2, 2000. No cumulative voting rights are authorized and dissenters' rights for stockholders are not applicable to the matters being proposed. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being given or sent to stockholders is March 30, 2001.

                              ELECTION OF DIRECTORS

         The Board has fixed the number of Directors which shall constitute the full Board for the ensuing year at ten (10) and recommends the election of the nominees listed below, to hold office until the next annual meeting and until their successors are duly elected and qualified. Director-nominees Hugh L. McColl, Jr. and John J. Mack are not currently members of the Board. The remainder of the director-nominees are currently members of the Board. Additionally, Mr. Richard E. Salomon, currently a member of the Board, will not stand for re-election at the Annual Meeting. The Company extends its gratitude to Mr. Salomon for his service to the Company.

         If, at the time of the Annual Meeting, any nominee should be unable to serve or, for good cause will not serve, the persons named in the proxy will vote for such substitute nominees or vote to reduce the number of Directors for the ensuing year, as the Board recommends. The Board has no reason to believe that any substitute nominee or nominees will be required. Except as set forth above, the proxy solicited hereby cannot be voted for the election of a person to fill a directorship for which no nominee is named in this Proxy Statement. The affirmative vote of a plurality of the shares represented at the meeting and entitled to vote is required to elect the Directors.

         Pursuant to the Company's Bylaws, the Directors could, by a majority vote, increase the number of Directors to up to 12 and fill the vacancies resulting from the increase until the next Annual Meeting. The Directors have not identified any specific persons as potential candidates to add as a Director.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

                            Directors of the Company

         The following table sets forth the name of each Director nominee, his or her age, the year he or she was first elected as a Director, the number of shares of Common Stock of the Company beneficially owned by him or her as of February 1, 2001, the percent of the Common Stock of the Company so owned, a brief description of his or her principal occupation and business experience during the last five years, directorships of other publicly held companies presently held by him or her and certain other information.

         Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote, or direct the voting of, such security, or "investment power," which includes the power to dispose of, or to direct the disposition of, such security. A person also is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial economic interest. Except as indicated in the notes to the following table, the persons indicated possessed sole voting and investment power with respect to all shares set forth opposite their names.

                                                                                              Shares of Common

                                         First                                               Stock Beneficially
                                         Year                                                   Owned as of
                                         Elected                                             February 1, 2001     Percent
              Name                 Age   Director    Information Concerning Nominees (1)            (1)           of Class
              ----                 ---   --------    -----------------------------------     ------------------   --------
Thomas D. Bell, Jr. (2)(3)         51      2000     Vice Chairman of the Board.  Chairman        7,500 (4)            *
                                                    of the Executive Committee. Special
                                                    Limited Partner with Forstmann Little
                                                    & Co. since January 2001.  Worldwide
                                                    Chairman and Chief Executive Officer
                                                    of Young & Rubicam, Inc. from
                                                    January 2000 to October 2000;
                                                    President and Chief Operating Officer
                                                    of Young & Rubicam, Inc. from
                                                    August 1999 to December 2000;
                                                    Chairman and Chief Executive Officer
                                                    of Young & Rubicam Advertising from
                                                    September 1998 to August 1999;
                                                    President and Chief Executive Officer
                                                    of Burson-Marsteller from May 1995 to
                                                    September 1998; Director of Lincoln
                                                    Financial Group and the United
                                                    States  Chamber of Commerce.


Richard W. Courts, II (2)(3)      65     1985       Chairman of Atlantic Investment            2,188,139 (5)        4.4%
                                                    Company (real estate development/
                                                    investments) for at least five
                                                    years.  Director of SunTrust Banks of
                                                    Georgia, Inc.; SunTrust Bank,
                                                    Atlanta; and Genuine Parts Company.

Thomas G. Cousins (3)              69      1962     Chairman of the Board and Chief            9,695,306 (6)      19.53%
                                                    Executive Officer of the Company; has
                                                    been employed by Cousins since its
                                                    inception.  Director of Total System
                                                    Services, Inc.

Lillian C. Giornelli               40      1999     Chairman and Chief Executive Officer        340,191 (7)           *
                                                    of The Cousins Foundation, Inc. since
                                                    March 1999.  Trustee of The Cousins
                                                    Foundation, Inc. for at least five
                                                    years.

Terence C. Golden (2)              56      1996     President, Chief Executive Officer of        28,470 (8)           *
                                                    Host Marriott Corporation from 1995
                                                    until May 2000.  Chairman of Bailey
                                                    Realty Corporation and Bailey Capital
                                                    Corporation for at least five years.
                                                    Director of Host Marriott
                                                    Corporation; American Classic Voyages
                                                    Company; and PEPCO.

Boone A. Knox (2)                  64      1969     Chairman of Regions Bank of Central         256,509 (9)           *
                                                    Georgia since 1997.  Prior to such
                                                    date, Chairman of Allied Bankshares,
                                                    Inc. for at least five years.
                                                    Director of Merry Land Properties,
                                                    Inc.; and The Intercept Group, Inc.;
                                                    and Trustee of Equity Residential
                                                    Properties Trust.

John J. Mack                       56       (10)    President, Chief Operating Officer             10,000             *
                                                    and Director of Morgan Stanley Dean
                                                    Witter & Co. from June 1997 until
                                                    March 21, 2001.  Prior to June 1997,
                                                    President and Director of Morgan
                                                    Stanley & Co., Inc. since at least
                                                    1995.

Hugh L. McColl, Jr.                65      (10)     Chief Executive Officer and Director             0                *
                                                    of Bank of America Corporation and
                                                    its predecessors since at least 1983
                                                    (and until April 25, 2001).  Chairman
                                                    of the Board of Bank of America
                                                    Corporation and its predecessors from
                                                    1983 until January 1992, from
                                                    January 1993 until January 1997 and
                                                    from October 1998 to date (and until
                                                    April 25, 2001).  Chairman of Bank of
                                                    America, N.A. from 1983 until April
                                                    1990, from July 1997 until July 1999
                                                    and from July 2000 to date (and until
                                                    April 25, 2001).  Chief Executive
                                                    Officer of Bank of America, N.A.
                                                    since 1983 (and until April 25,
                                                    2001).  Director of Bank of America,
                                                    N.A. from April 1972 to April 1992
                                                    and from June 1997 to date (and until
                                                    April 25, 2001).  Director of Ruddick
                                                    Corp. and Sonoco Products Company.

William Porter Payne (2)           53      1996     Partner of Gleacher & Co. since             32,250 (11)           *
                                                    July 2000; Vice Chairman and Director
                                                    of PTEK  Holdings, Inc. from
                                                    July 1998 to July 2000; Vice Chairman
                                                    of Bank of America Corporation from
                                                    February 1997 to July 1998.  Prior to
                                                    February 1997, President and Chief
                                                    Executive Officer of the Atlanta
                                                    Committee for the Olympic Games for
                                                    at least five years.  Director of
                                                    Jefferson Pilot Corporation; Anheuser
                                                    Busch, Inc.; and PTEK Holdings, Inc.

R. Dary Stone                      47      2001     President and Chief Operating Officer       15,900 (12)           *
                                                    of the Company since February 2001.
                                                    President of Cousins Stone LP since
                                                    June 1999; President of Faison Stone
                                                    prior to June 1999 and for at least
                                                    five years.  President and CEO of
                                                    Dallas County Utility and Reclamation
                                                    District from September 1999 to
                                                    present.  Director of Reunion
                                                    Bancshares, Inc.
*       Less than 1%.

(1)      Based upon information furnished by the respective nominees.

(2) Member of the Audit Committee and the Compensation, Succession, Nominating and Board Structure Committee of the Board of Directors.

(3)      Member of the Executive Committee of the Board of Directors.

(4) Includes 6,000 shares which may be currently acquired by exercise of options.

(5) Includes a total of 2,078,626 shares as to which Mr. Courts shares voting and investment power. Of these shares (i) 387,751 shares are owned by the Courts Foundation for which Mr. Courts serves as a Trustee and as Chairman and (ii) 1,690,875 shares are owned by Atlantic Investment Company. Also includes 25,500 shares which may be currently acquired by exercise of options and 21,975 shares owned by his children as to which Mr. Courts disclaims beneficial interest. By virtue of his position with Atlantic Investment Company, Mr. Courts may be deemed to have sole voting and investment power of the shares owned by Atlantic Investment Company. Does not include 11,649 shares owned by Mr. Courts' wife, as to which Mr. Courts disclaims beneficial interest.

(6) Does not include 689,442 shares owned by Mr. Cousins' wife, as to which Mr. Cousins disclaims beneficial interest. Includes 620,097 shares as to which Mr. Cousins shares voting and investment power. Also includes 427,500 shares which may be currently acquired by exercise of options and 36,880 shares of performance accelerated restricted stock ("PARS").

(7) Includes 27,547 shares held by Ms. Giornelli as custodian for her children. Also includes 559 shares held by the Estate of Lillian W. Cousins, for which Ms. Giornelli is executrix and as to which Ms. Giornelli disclaims beneficial interest. Also includes 12,000 shares which may be currently acquired by exercise of options.

(8) Includes 25,500 shares which may be currently acquired by exercise of options.

(9) Includes 106,200 shares owned by the Knox Foundation, of which Mr. Knox is a trustee, and 526 shares owned by BT Investments, a partnership of which Mr. Knox is a general partner. Mr. Knox shares voting and investment power with respect to the Knox Foundation and BT Investments shares. Also includes 25,500 shares which may be currently acquired by exercise of options.

(10)     Mr. Mack and Mr. McColl are not currently directors of the Company.

(11) Does not include 1,875 shares held by the Estate of John F. Beard, for which Mr. Payne's wife is executrix and as to which Mr. Payne disclaims beneficial interest. Includes 25,500 shares which may be currently acquired by exercise of options.

(12) Includes 15,900 shares which may be currently acquired upon exercise of options.

         Ms. Giornelli is the daughter of Mr. Cousins. Mr. McColl is the father of John McColl, a Senior Vice President of the Company. There are no other family relationships among the Director nominees or Executive Officers of the Company.

         The Board of Directors held four regular meetings and one special meeting during 2000. The Board had two standing committees - the Audit Committee and the Compensation, Succession, Nominating and Board Structure Committee. The Audit Committee held one meeting during 2000. The Compensation, Succession, Nominating and Board Structure Committee held one meeting during 2000. Each Director attended at least 75% of all Board of Directors and Committee meetings.

         As described under the Committee Report on Compensation, the Compensation, Succession, Nominating and Board Structure Committee sets and administers the policies that govern executive compensation. This committee also has oversight over the Company's management succession and development programs and has oversight over all personnel related matters involving senior officers of the Company. This committee also makes recommendations regarding composition and size of the Board of Directors, considers nominees recommended by stockholders submitted in writing to the Committee at the Company's principal office by November 28, 2001, views qualifications of Board candidates and the effectiveness of incumbent directors, recommends a schedule of fees, tenure and retirement of Board members, recommends a slate of officers of the Company annually, and recommends from time to time the removal and promotion of such officers as well as the appointment of replacements.

         As described under the Report of the Audit Committee, the Audit Committee makes recommendations concerning the engagement or discharge of the Company's independent auditors, reviews with the independent auditors the audit plan and results of the audit engagement, reviews the scope and results of the Company's internal auditing procedures and the adequacy of its accounting controls, reviews the independence of the independent auditors and considers the reasonableness of the independent auditors' audit and non-audit fees.

         In January, 2001, the Board of Directors established an Executive Committee, of which Messrs. Bell, Courts and Cousins are members. Mr. Bell is the Chairman of the Executive Committee. The Executive Committee, between meetings of the Board of Directors, may, with certain exceptions, exercise the powers of the Board of Directors.

                        Executive Officers of the Company

       The following table sets forth the number and percentage of shares of Common Stock of the Company beneficially owned by the four most highly compensated Executive Officers of the Company other than the Chief Executive Officer, who is included above, and by all Executive Officers and Directors of the Company as a group, as of February 1, 2001.

                                   Shares of Common Stock
                                    Beneficially Owned on
Name                                 February 1, 2001 (1)      Percent of Class
----                               ----------------------      ----------------
Daniel M. DuPree,
  President and Chief
  Operating Officer (2)                   409,260 (3)                 *
Craig B. Jones,
  Senior Vice President and
  President - Office Division             184,542 (4)                 *
Tom G. Charlesworth,
  Executive Vice President and
  Chief Investment Officer (5)            265,801 (6)                 *
Joel T. Murphy,
  Senior Vice President
  and President - Retail Division         189,156 (7)                 *
Total for all Executive Officers and
  Directors as a group (20 persons)    14,513,154 (8)               28.2%
-----------------
* Less than 1%

(1)  Based upon information furnished by the Officers and Directors.

(2) Effective March 31, 2001, Mr. DuPree will resign from all positions with the Company.

(3) Includes 190,500 shares subject to presently exercisable options, 7,950 shares allocated to Mr. DuPree from the Company's Profit Sharing Plan and 22,128 PARS.

(4) Includes 153,000 shares subject to presently exercisable options and 7,850 shares allocated to Mr. Jones from the Company's Profit Sharing Plan. Includes 1,280 shares held by Mr. Jones as custodian for his minor children, as to which he disclaims beneficial interest. Also includes 22,412 PARS.

(5) On January 24, 2001, the Company announced the promotion of Mr. Charlesworth to the position of Executive Vice President and Chief Investment Officer of the Company. Prior to such date, he was Senior Vice President, General Counsel and Secretary.

(6) Includes 202,410 shares subject to presently exercisable options and 6,945 shares allocated to Mr. Charlesworth from the Company's Profit Sharing Plan. Also includes 3,922 shares owned by Mr. Charlesworth's children and 18,652 PARS.

(7) Includes 161,250 shares subject to presently exercisable options and 5,061 shares held in a self directed account for Mr. Joel Murphy in the Company's Profit Sharing Plan. Also includes 22,412 PARS. Does not include 421 shares owned by Mr. Joel Murphy's wife, as to which Mr. Joel Murphy disclaims any beneficial interest.

(8) Includes a total of 1,925,160 shares subject to presently exercisable options. Includes 2,903,689 shares as to which Executive Officers and Directors share voting and investment power with others. Also includes 151,343 PARS. Does not include 703,387 shares owned by wives and other affiliates of Executive Officers and Directors, as to which such Executive Officers and Directors disclaim beneficial interest.

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

       The following information is furnished with respect to the Chief Executive Officer and each of the other four most highly compensated Executive Officers of the Company (collectively, the "Named Executive Officers") and includes salary and bonuses paid by the Company and Cousins Real Estate Corporation ("CREC").

                                                                              Long Term
                                   Annual Compensation(1)                     Compensation
                                -----------------------------   -----------------------------------------
                                                                                                 LTIP
    Name, Age                                                   Restricted       Securities    Payments           All
       and                                                         Stock         Underlying    --------          Other
  Principal Position            Year     Salary(2)     Bonus     Awards(3)      Options/SARs       (4)       Compensation(5)
  ------------------            ----     ---------   --------   ----------      ------------       ---       ---------------
Thomas G. Cousins, 69           2000     $500,000    $400,000   $1,028,030       145,000       $      -        $32,299
  Chairman and Chief            1999      425,000     350,000            -             -              -         22,624
  Executive Officer             1998      400,000     300,000            -       125,000              -         22,624
Daniel M. DuPree, 54            2000      325,000     300,000      616,818             -        187,500         25,199
  President and Chief           1999      275,000     300,000            -       135,000              -         17,648
  Operating Officer (6)         1998       260,000    270,000            -       100,000              -         17,678
Craig B. Jones, 49              2000       250,000    250,000      624,730        56,250              -         25,395
  Senior Vice President         1999       206,000    225,000            -        50,000              -         17,860
  and President-Office          1998       200,000    150,000            -        40,000              -         17,860
  Division
Tom G. Charlesworth, 51         2000       275,000    180,000      519,925        56,250              -         24,017
  Executive Vice President      1999       190,000    160,000            -        50,000              -         17,620
  and Chief Investment          1998       180,000    150,000            -        30,000              -         17,620
  Officer (7)
Joel T. Murphy, 42              2000       250,000    125,000      624,735        56,250        110,956         24,620
  Senior Vice President         1999       206,000    150,000            -        50,000              -         16,840
  and President-Retail          1998       200,000    150,000            -        40,000              -         17,620
  Division


(1) Excludes perquisites and other personal benefits, the aggregate amount of which did not, in the case of any individual, exceed $20,000 in any year.

(2) Salary amounts represent compensation before elective reductions by the executives for medical, child care and related benefits.

(3) This represents the market value of shares of performance accelerated restricted stock awarded as of December 28, 2000 (the "Grant Date"). These performance accelerated restricted stock grants will vest in any event if the employee is employed by the Company on November 14, 2006, but are subject to accelerated vesting as follows: (i) the stock awards vest in three years if Funds From Operations Per Share ("FFOPS") has increased by 15% per annum; (ii) the stock awards vest in four years if FFOPS has grown by 14% per annum; or (iii) the stock awards vest in five years if FFOPS has grown by 13% per annum. These stock grants were awarded under the 1999 Incentive Stock Plan, as amended and restated.

(4) Long-Term Incentive Plan ("LTIP") Payouts are cash payments made under Deferred Payment Agreements. See footnote (1) to the table entitled "Aggregated Option/SAR Exercises in Last Fiscal Year And Fiscal Year End Options/SAR Values" for a detailed discussion of these Deferred Payment Agreements.

(5) All Other Compensation for 2000 includes (i) the Company's annual contribution of $16,000 to the Company's Profit Sharing Plan on behalf of each of Messrs. Cousins, DuPree, Jones, Charlesworth and Murphy, (ii) life insurance premiums paid by the Company on behalf of the Named Executive Officers for life insurance in excess of $50,000 and (iii) dividends paid on performance accelerated restricted stock grants discussed in footnote
     (3) above.

(6) Effective March 31, 2001, Mr. DuPree will resign from all positions with the Company.

(7) On January 24, 2001, the Company announced the promotion of Mr. Charlesworth to the position of Executive Vice President and Chief Investment Officer of the Company. Prior to such date, he was Senior Vice President, General Counsel and Secretary.

         The Company maintains a Profit Sharing Plan for the benefit of all of the Company's full time salaried employees. The annual contribution is determined by the Board of Directors of the Company, CREC, and CREC II Inc. and is allocated among eligible participants. Contributions become vested over a three-year period. Vested benefits are generally paid to participants upon retirement, but may be paid earlier in certain circumstances, such as death, disability, or termination of employment.

                      Option/SAR Grants In Last Fiscal Year

       The following table sets forth certain information with respect to options and SARs granted to the Named Executive Officers for the year ended December 31, 2000.

                                                             Individual Grants
                         ------------------------------------------------------------------------------------------
                                          Percent of
                             Number          Total
                               of          Options/
                           Securities        SARs
                           Underlying     Granted to
                            Options/       Employees        Exercise or
                              SARs         in Fiscal        Base Price            Expiration         Grant Date
       Name              Granted (1)(2)      Year          ($/share) (3)             Date         Present Value (4)
       ----              --------------   ----------       -------------          ----------      -----------------
Thomas G. Cousins            145,000          16%             $27.875               11/14/10          $693,448
Daniel M. DuPree                   -           -                    -                      -                 -
Craig B. Jones                56,250           6%             $27.875               11/14/10          $269,010
Tom G. Charlesworth           56,250           6%             $27.875               11/14/10          $269,010
Joel T. Murphy                56,250           6%             $27.875               11/14/10          $269,010

(1) Options vest over a period of four years (25% on November 14, 2001 and on each of the next 3 anniversaries of such date).

(2) All options were granted at prices equal to the market value of the underlying stock on the date of grant.

(3) The Black-Scholes option pricing model was used to determine the grant date present value. This model assumes a risk free rate of 8 year U.S.
     Government Obligations as of grant dates, five year closing price volatility, dividend rates which existed as of the date of grant and an exercise period of 8 years.

               Aggregated Option/SAR Exercises In Last Fiscal Year
                      And Fiscal Year End Option/SAR Values

       The following table sets forth certain information with respect to options/SARs exercised and the value of unexercised options and SARs held by the Named Executive Officers of the Company at December 31, 2000.

                                                              Number of                     Value of
                                                        Securities Underlying              Unexercised
                                 # of                        Unexercised                  In-The-Money
                                Shares                    Options and SARs              Options and SARs
                               Acquired                       at FY-End                   at FY-End ($)
                                  on            Value       Exercisable/                  Exercisable/
            Name               Exercise       Realized      Unexercisable                 Unexercisable
            ----               --------       --------   --------------------           ----------------

       Thomas G. Cousins             -               -     427,000 / 355,000         $5,088,281/$1,740,313
       Daniel M. DuPree        255,000      $3,203,244     216,750 / 327,000         $1,807,078/$2,180,813
       Craig B. Jones                -               -     168,750 / 176,250         $2,085,391/$  804,516
       Tom G. Charlesworth           -               -     202,410 / 164,250         $2,823,584/$  712,016
       Joel T. Murphy                -               -     161,250 / 180,750         $1,884,672/$  846,734


                        Committee Report on Compensation

         The Compensation, Succession, Nominating and Board Structure Committee of the Company's Board of Directors (the "Committee") is responsible for ensuring that an effective compensation program is in place to provide performance-oriented incentives to management. The Committee's report on compensation is as follows:

         Each executive officer's compensation is determined annually by the Committee. Senior management makes recommendations to the Committee regarding each executive officer's compensation (except the Chief Executive Officer's compensation), including recommendations for base salary for the succeeding year, cash bonuses for prior year performance results and stock incentive awards. The Company annually conducts a reevaluation of compensation for executive officers and certain other management personnel. This is done with the assistance of an independent compensation consulting firm which provides a report setting forth competitive compensation data for executive officer positions and certain other management positions.

         In 2000 the Committee also instructed the compensation consulting firm to conduct an in-depth study of the long-term incentive stock-based awards to determine the most appropriate types of grants and the most appropriate levels of grants, taking into account market compensation information on each position, as well as the overall amounts of grants in relation to the level of outstanding shares of stock of the Company. The consultant's recommendations included the following:

         - Compensation for Specific Positions. The consulting firm recommended market levels of base salary, annual incentive and long-term incentive compensation for executive officers and certain other management personnel. The long-term incentive recommendation included (a) a recommendation that specified levels of stock options be granted, which options will vest over a 4-year period and (b) a recommendation that specified levels of performance accelerated restricted stock ("PARS") be granted to certain executive officers and employees. The PARS awards will vest if the employee is still employed by the Company on November 14, 2006, but are subject to accelerated vesting as follows: (i) the stock awards vest in three years if Funds From Operations Per Share ("FFOPS") has increased by 15% per annum; (ii) the stock awards vest in four years if FFOPS has grown by 14% per annum; or
              (iii) the stock awards vest in five years if FFOPS has grown by 13% per annum. These stock grants were awarded under the 1999 Incentive Stock Plan, as amended and restated.

         - Overall Grant Levels. The compensation consulting firm also analyzed, from the standpoint of the Company, appropriate overall annual levels of stock-based grants and appropriate overall levels of shares allocated to and available for grants under the 1999 Incentive Stock Plan (the "Plan"). In general, the consultant recommended that annual shares of stock-based grants be targeted at 2% of the Company's common stock outstanding. The consultant further recommended that such amount be increased or decreased in any given year based upon the FFOPS growth rate that year, with the actual percentage of awards ranging between 1.0% and 2.7% of common shares outstanding. Furthermore, the consultant recommended that 2.4 million additional shares be authorized for use under the Plan. This would result in approximately 6.7 million shares being available for use under the Plan and this amount represents approximately 13% of shares of outstanding stock. A Special Meeting of the shareholders was held on December 28, 2000 and at such meeting the shareholders approved an increase of 1.2 million shares in the number of shares available for use under the Plan. Most of these shares have been used for the stock-based awards for the year 2000.

         The Company's compensation philosophy is based on a pay for performance approach. The compensation program seeks to reward individual action that contributes to operating unit performance and Company performance. The Company's goal is to be competitive with the marketplace on a total compensation basis, including base salary and annual and long-term incentives:

         - Base Salary. Each executive officer's base salary is based upon the competitive market for the executive officer's services, including the executive's specific responsibilities, experience and overall performance. In keeping with the Company's pay for performance approach, the Company's objective is to set the base salary range midpoints at the median base salary level of the Company's peers in its industry. Base salaries are adjusted annually, following review of competitive base salary data. Changes in responsibilities also are taken into account in the review process, as well as the executive's assessed contribution to the Company's success.

         - Annual Incentive Compensation. The Company awards discretionary year-end bonuses. These bonuses reflect the contribution of the individual as well as the performance of the operating unit and the Company as a whole. The level of bonus is intended to be competitive with market medians if and when Company performance is equal to industry norms. Because the Company expects to continue to out perform the industry, its annual incentive payments should be greater than industry incentive medians. The net result is that cash compensation (base salary plus annual incentive) will be at median industry levels when performance is at median levels, and cash compensation will be above industry levels when performance is above industry averages.

              The performance measures applicable to a particular position vary according to the functions of the position. Performance measures considered by the Committee included the level of the predevelopment pipeline, the volume of development construction commenced, completion of development projects on time and within budget, execution of tenant leases, property management and leasing results, property sales and financings achieved.

         - Long-Term Incentive Compensation. The Committee believes that superior performance should be rewarded with substantial levels of long-term incentive compensation. Thus, long-term incentive grants are targeted above peer competitive levels. Long-term incentives align management's interests with that of the stockholders and the Committee believes that stock-based awards are most appropriate for this purpose. In 1999 the Board adopted, and the shareholders approved, the 1999 Incentive Stock Plan. Under this plan, various stock-based awards may be made by the Committee, including stock options, restricted stock, performance shares and stock grants. In 2000 the Committee awarded stock options and PARS to each of the executive officers. As previously discussed, such options vest over a 4-year period and such PARS vest after a 6-year period, with the PARS vesting earlier if certain FFOPS growth rates are achieved. The Committee believes that FFOPS growth ultimately drives the appreciation of the value of the Company's common stock. In addition, it is a performance measure that is more controllable by management than other measures of shareholder return.

         The Company maintains a Profit Sharing Plan for the benefit of its executive officers and other employees. The Board of Directors determines the Company's annual contribution under the Profit Sharing Plan. The annual contribution is allocated among eligible employees of the Company in accordance with each such employee's compensation. At December 31, 2000, approximately 69% of the Profit Sharing Plan was invested in the Company's Common Stock.

         Mr. Thomas G. Cousins has been the Chief Executive Officer of the Company since its founding in 1958 and beneficially owns approximately 19.53% of the Company's Common Stock. The Committee believes that Mr. Cousins has contributed significantly to the Company's success. Mr. Cousins has hired and developed an outstanding management group and has furnished leadership in all areas of the Company's business. In determining Mr. Cousins' bonus for 2000, the Committee considered Mr. Cousins' significant role in the accomplishments of the Company in 2000, including performance measures referred to above.

                                          COMPENSATION, SUCCESSION, NOMINATING
                                          AND BOARD STRUCTURE COMMITTEE

February 6, 2001

                                          Richard W. Courts, II, Chairman
                                          Thomas J. Bell, Jr.
                                          Terence C. Golden
                                          Boone A. Knox
                                          William Porter Payne
                                          Richard E. Salomon

         Mr. Salomon is not standing for re-election to the Company's Board of Directors, and will no longer be a member of the Compensation, Succession, Nominating and Board Structure Committee following the Annual Meeting.

                        Compensation Committee Interlocks
                            and Insider Participation

       The Company's Compensation, Succession, Nominating and Board Structure Committee for fiscal 2000 and through the date of the Annual Meeting is comprised of Messrs. Courts, Bell, Golden, Knox, Payne and Salomon. None of such directors have any interlocking relationships required to be disclosed in this Proxy Statement.

                            Compensation of Directors

       Each Director who is not an Officer will earn a $22,000 annual retainer plus $1,000 for each Board meeting and each Committee meeting attended. The 1999 Incentive Stock Plan provides that an outside Director may elect to receive Company stock in lieu of cash fees otherwise payable for services as a Director. The price at which such shares are issued is equal to 95% of the market price on the issuance date. On March 31, 2000, each Director at such time was granted 4,000 stock options pursuant to the 1999 Incentive Stock Plan. Such options have a term of ten years, are exercisable upon grant and had an exercise price of $36.8125 per share on the date of the grant. On August 22, 2000 Mr. Bell was similarly granted 4,000 stock options at an exercise price of $42.1250 per share on the date of the grant. Options granted prior to the October 2, 2000 stock split were adjusted to reflect the 3-for-2 stock split.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees the Company's financial reporting process and internal controls on behalf of the Board of Directors. The Audit Committee is composed of independent directors, and operates under a written charter approved by the Board of Directors, a copy of which is included as Annex A to this Proxy Statement.

         Management has primary responsibility for financial statements and the reporting process, including the systems of internal controls, and has represented to the Committee that the Company's 2000 consolidated financial statements are in accordance with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management and Arthur Andersen LLP, the Company's independent accountants.

         The Committee reviewed with Arthur Andersen LLP the matters required to be discussed under SAS 61. The Committee also received written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1, and discussed with Arthur Andersen LLP their independence.

         The Committee meets with Arthur Andersen LLP, with and without management present, to discuss the results of their examination, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee also recommended Arthur Andersen LLP as the Company's independent accountants for 2001.

                                               AUDIT COMMITTEE
February 6, 2001

                                               William Porter Payne, Chairman
                                               Thomas J. Bell, Jr.
                                               Richard W. Courts, II,
                                               Terence C. Golden
                                               Boone A. Knox
                                               Richard E. Salomon

       Mr. Salomon is not standing for re-election to the Company's Board of Directors, and will no longer be a member of the Audit Committee following the Annual Meeting.


                       Fiscal 2000 Audit Firm Fee Summary

       During fiscal year 2000, the Company retained its principal auditor, Arthur Andersen LLP, to provide services in the following categories and amounts:

                 Audit Fees                           $234,500
                 All Other Fees                       $352,350

       The Audit Committee has considered whether the provision of non-audit services by the Company's principal auditor is compatible with maintaining auditor independence.

                       APPOINTMENT OF INDEPENDENT AUDITORS

       Arthur Andersen LLP audited the accounts of the Company and its consolidated entities and performed other services for the year ended December 31, 2000. The Board of Directors has not selected the Company's independent auditors for the year ending December 31, 2001, but intends to do so after the date of this Proxy Statement. Should the firm selected be unable to perform the requested services for any reason, the Directors will appoint other independent auditors to serve for the remainder of the year. An Arthur Andersen LLP representative will be present at the Annual Meeting and will have the opportunity to make a statement if such representative so desires and will be available to respond to stockholder questions.

                   AMENDMENT TO THE 1999 INCENTIVE STOCK PLAN

         As described in the Report of the Compensation Committee, the Board of Directors has been reviewing the Company's overall compensation strategy, including stock based grants. As part of this review process, the Board hired an outside consultant to advise it on appropriate compensation levels, including the appropriate usage and levels of stock based grants. After reviewing the report prepared by the outside consultants, the Board has determined that it is necessary to increase further the number of shares of stock authorized for use under the 1999 Incentive Stock Plan (the "Plan").

         At the annual meeting of stockholders in 1999, the stockholders approved the adoption of the Plan. At a special meeting of stockholders on December 28, 2000, the stockholders approved an amendment to the Plan, increasing the number of shares authorized for issuance under the Plan by 1,200,000 shares. The Board has determined that it is in the best interests of the Company and its stockholders to amend the Plan to increase by 1,100,000 the number of shares of Common Stock available for issuance under the Plan, so that the total number of shares authorized for issuance under the Plan is 3,643,287.5 shares. The Board currently anticipates that substantially all of the additional shares of Common Stock available for issuance under the Plan will be used for fiscal year 2001 stock based grants and that such grants will be consistent with the outside consultant's recommendations.

         The primary purpose of the Plan is to (i) attract and retain key employees and outside directors, (ii) provide an incentive to key employees and outside directors to work to increase the value of the Company's Common Stock, and (iii) to provide key employees and outside directors with a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders.

         The Board of Directors has adopted and recommends that the stockholders vote "FOR" approval of the proposed amendment to the Plan to increase the number of shares of Common Stock available for issuance under the Plan.

         The amendment to the Plan will be approved upon receiving the affirmative vote of holders of a majority of the shares voting at the meeting. Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted "FOR" approval of the amendment to the Plan.

         The following discussion summarizes the material terms of the Plan. This discussion does not purport to be complete and is qualified in its entirety by reference to the Plan, as proposed to be amended and restated, a copy of which is attached hereto as Annex B. The Plan attached at Annex B reflects the following amendments made in 2000 and 2001: (i) an increase of 1.2 million shares in the number of shares available for use under the Plan, which increase was approved by the shareholders on December 28, 2000; (ii) clarification that awards made before the October 2, 2000 stock split are to be adjusted to reflect the stock split; (iii) clarification that the annual director stock option award is to be adjusted the same as all other awards to reflect the stock split, increasing the grants from 4,000 option shares to 6,000; and (iv) authorization for the grant of awards under the Plan to outside directors for services beyond traditional services of directors. The latter three amendments did not require shareholder approval.

                         Proposed Amendment to the Plan

         The proposed amendment to the Plan is to increase the number of shares of Common Stock available for issuance under the Plan by 1,100,000 shares for a total of 3,643,287.5 shares.

                                 Administration

         The Plan is administered by a committee of two or more directors serving on the Company's Board of Directors (the "Committee"). Each director, while a member of the Committee, must satisfy the requirements for a "non-employee" director under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). All grants under the Plan are evidenced by a certificate that incorporates such terms and conditions as the Committee deems necessary or appropriate.

                  Coverage, Eligibility and Annual Grant Limits

         The Plan provides for the issuance of stock options ("Options") and restricted stock ("Restricted Stock") to certain key employees and to outside directors, for the issuance of stock appreciation rights ("SARs") to certain key employees, and for the issuance of shares of Common Stock in lieu of cash to outside directors. A key employee is any employee of the Company, Cousins Real Estate Corporation, a "preferred stock subsidiary" (as defined in the Plan) that has been designated by the Board of Directors as covered by the Plan, or any subsidiary, parent or affiliate of the Company or Cousins Real Estate Corporation who has been designated by the Committee and who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of one these entities. The Company estimates that there currently are approximately 100 such key employees. No key employee in any calendar year may be granted an Option to purchase more than 450,000 shares of Common Stock or an SAR with respect to more than 450,000 shares of Common Stock.

                                     Options

         Under the Plan, either incentive stock options ("ISOs"), which are intended to qualify for special tax treatment under Code Section 422, or non-incentive stock options ("Non-ISOs") may be granted to key employees by the Committee, but ISOs can only be granted to key employees of the Company or a subsidiary or parent of the Company. Each Option granted under the Plan entitles the holder thereof to purchase the number of shares of Common Stock specified in the grant at the option price specified in the related stock option certificate. The terms and conditions of each Option granted under the Plan will be determined by the Committee, but no Stock Option will be granted at an exercise price which is less than the fair market value of the Common Stock as determined on the grant date in accordance with the Plan. In addition, if the Option is an ISO that is granted to a ten percent stockholder of the Company, the option price may be no less than 110% of the fair market value of the shares of Common Stock on the grant date. No Option may be exercisable more than ten years from the grant date or, if the Option is an ISO granted to a ten percent stockholder of the Company, it may not be exercisable more than five years from the grant date. Moreover, no participant may be granted ISOs which are first exercisable in any calendar year for stock having an aggregate fair market value (determined as of the date that the ISO was granted) that exceeds $100,000.

         Each outside director automatically is granted a Non-ISO as of the first day he or she serves as an outside director to purchase 6,000 shares of Common Stock at an option price equal to the fair market value of the Common Stock determined on the grant date in accordance with the Plan. Thereafter, each outside director who is serving as such on March 31 of each calendar year and who has served as such for more than ten consecutive months automatically is granted a Non-ISO as of March 31 of such calendar year to purchase 6,000 shares of Common Stock at an option price equal to the fair market value of the Common Stock as determined on the grant date in accordance with the Plan.

                            Stock Appreciation Rights

         SARs may be granted by the Committee to key employees under the Plan, either as part of an Option or as stand alone SARs. The terms and conditions for an SAR granted as part of an Option will be set forth in the related Option certificate while the terms and conditions for a stand alone SAR will be set forth in a related SAR certificate. SARs entitle the holder to receive an amount equal to the excess of the fair market value of one share of Common Stock as of the date such right is exercised over the baseline price specified in the Option or SAR certificate (the "SAR Value"), multiplied by the number of shares of Common Stock in respect of which the SAR is being exercised. The SAR Value for an SAR is the fair market value of a share of Common Stock as determined on the grant date in accordance with the Plan.

                                Restricted Stock

         Restricted Stock may be granted by the Committee to key employees and outside directors under the Plan subject to such terms and conditions, if any, as the Committee acting in its absolute discretion deems appropriate. The Committee, in its discretion, may prescribe that a key employee's or outside director's rights in a Restricted Stock award will be nontransferable or forfeitable or both unless certain conditions are satisfied. These conditions may include, for example, a requirement that the key employee continue employment or the outside director continue service with the Company for a specified period or that the Company or the key employee achieve stated performance or other objectives. Each grant of Restricted Stock shall be evidenced by a certificate which will specify what rights, if any, a key employee or outside director has with respect to such Restricted Stock as well as any conditions applicable to the Restricted Stock.

                              Stock in Lieu of Cash

         An outside director shall have the right to elect in accordance with the procedures stated under the Plan to receive Common Stock in lieu of cash as part of his or her compensation package with respect to all or a specific percentage of (i) any installment of his or her annual cash retainer fee as an outside director, (ii) any fee payable in cash to him or to her for attending a meeting of the Board of Directors or a committee of the Board of Directors and
(iii) any fee payable in cash to him or to her for serving as the chairperson of a committee of the Board of Directors. Any election to receive Common Stock in lieu of cash which was in effect under the Cousins Properties Incorporated Stock Plan for Outside Directors immediately before the effective date of the Plan shall remain in effect until revoked under the Plan. The Company shall have the right to issue the shares of Common Stock which an outside director shall receive in lieu of any cash payment subject to a restriction that the outside director have no right to transfer such share until the applicable holding period requirement, if any, set forth in the exemption under Rule 16b to Section 16(b) of the 1934 Act has been satisfied.

                               Non-transferability

         No Option, SAR or Restricted Stock (absent the Committee's consent) is transferable by a key employee or an outside director other than by will or by the laws of descent and distribution, and any Option or SAR (absent the
Committee's consent) is exercisable during a key employee's or outside director's lifetime only by the key employee or outside director.

                        Amending or Terminating the Plan

         The Plan may be amended by the Board to the extent it deems necessary or appropriate (but any amendment relating to ISOs will be made subject to the limits of Code Section 422), and the Plan may be terminated by the Board at any time. The Board may not unilaterally modify, amend or cancel any Option, SAR or Restricted Stock previously granted without the consent of the holder of such Option, SAR or Restricted Stock or unless there is a dissolution or liquidation of the Company or a similar transaction.

                              Adjustment of Shares

         Capital Structure. The number, kind or class of shares of Common Stock reserved for issuance under the Plan, the annual grant caps, the number, kind or class of shares of Common Stock subject to Options or SARs granted under the Plan, and the option price of the Options and the SAR Value of the SARs, as well as the number, kind or class of shares of Restricted Stock granted under the Plan, shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company.

         Mergers.  The  Committee as part of any  transaction  described in Code
Section 424(a) shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with Code Section 424(a)) the number, kind or class of shares of Common Stock reserved for issuance under the Plan, the number, kind or class of shares of Common Stock underlying any Restricted Stock grants previously made under the Plan and any related grant and forfeiture conditions, and the number, kind or class of shares of Common Stock subject to Option and SAR grants previously made under the Plan and the related option price of the Options and SAR Value of the SARs, and, further, shall have the right to make (in any manner which the Committee in its discretion deems consistent with Code Section 424(a)) Restricted Stock, Option and SAR grants to effect the assumption of, or the substitution for, restricted stock, option and stock appreciation right grants previously made by any other corporation to the extent that such transaction calls for the substitution or assumption of such grants.

                         Federal Income Tax Consequences

         The rules concerning the federal income tax consequences with respect to grants made pursuant to the Plan are technical, and reasonable persons may differ on the proper interpretation of such rules. Moreover, the applicable statutory and regulatory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following discussion is designed to provide only a brief, general summary description of the federal income tax consequences associated with such grants, based on a good faith interpretation of the current federal income tax laws, regulations (including certain proposed regulations) and judicial and administrative interpretations. The following discussion does not set forth (i) any federal tax consequences other than income tax consequences or (ii) any state, local or foreign tax consequences that may apply.

         ISOs. In general, a key employee will not recognize taxable income upon the grant or the exercise of an ISO. For purposes of the alternative minimum tax, however, the key employee will be required to treat an amount equal to the difference between the fair market value of the Common Stock on the date of exercise over the exercise price as an item of adjustment in computing the key employee's alternative minimum taxable income. If the key employee does not dispose of the Common Stock received pursuant to the exercise of the ISO within either (i) two years after the date of the grant of the ISO or (ii) one year after the date of exercise of the ISO, a subsequent disposition of the Common Stock will generally result in long-term capital gain or loss to such individual with respect to the difference between the amount realized on the disposition and the exercise price. The Company will not be entitled to any income tax deduction as a result of such disposition. The Company normally will not be entitled to take an income tax deduction at either the grant or the exercise of an ISO.

         If the key employee disposes of the Common Stock acquired upon exercise of the ISO within either of the above-mentioned time periods, then in the year of such disposition, such individual generally will recognize ordinary income, and the Company will be entitled to an income tax deduction (provided the Company satisfies applicable federal income tax reporting requirements), in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the date of exercise over the exercise price or (ii) the amount realized upon disposition over the exercise price. Any gain in excess of such amount recognized by the key employee as ordinary income would be taxed to such individual as short-term or long-term capital gain (depending on the applicable holding period).

         Non-ISOs. A key employee or an outside director will not recognize any taxable income upon the grant of a Non-ISO, and the Company will not be entitled to take an income tax deduction at the time of such grant. Upon the exercise of a Non-ISO, the key employee or outside director generally will recognize ordinary income and the Company will be entitled to take an income tax deduction (provided the Company satisfies applicable federal income tax reporting requirements) in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the key employee or outside director, such individual will recognize short-term or long-term capital gain or loss (depending on the applicable holding period).

         SARs. A key employee will recognize ordinary income for federal income tax purposes upon the exercise of an SAR under the Plan for cash, Common Stock or a combination of cash and Common Stock, and the amount of income that the key employee will recognize will depend on the amount of cash, if any, and the fair market value of the Common Stock, if any, that the key employee receives as a result of such exercise. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the key employee in the same taxable year in which the key employee recognizes such income, if the Company satisfies applicable federal income tax reporting requirements.

         Restricted Stock. A key employee or outside director is not subject to any federal income tax upon the grant of Restricted Stock, nor does the grant of Restricted Stock result in an income tax deduction for the Company, unless the restrictions on the stock do not present a substantial risk of forfeiture as defined under Section 83 of the Code. In the year that the Restricted Stock is no longer subject to a substantial risk of forfeiture, the key employee or outside director will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock transferred to the key employee or outside director, generally determined on the date the Restricted Stock is no longer subject to a substantial risk of forfeiture. If a key employee or outside director is subject to Section 16(b) of the Exchange Act and cannot sell the Common Stock without being subject to liability under such section, the stock will be treated as subject to a substantial risk of forfeiture. If the Restricted Stock is forfeited, the key employee or outside director will recognize no gain.

                             PRINCIPAL STOCKHOLDERS

       The following table sets forth certain information concerning each person known to the Company's Board of Directors to be the "beneficial owner," as such term is defined by the rules of the Securities and Exchange Commission, of more than 5% of the outstanding shares of the Company's Common Stock:

     Name and                                                      Percent
     Address                   Amount Beneficially Owned           of Class
     --------                  -------------------------           --------

Thomas G. Cousins                   9,695,306  (1)                  19.53%
2500 Windy Ridge Parkway
Suite 1600
Atlanta, Georgia  30339

(1) Ownership is as of February 1, 2001. Does not include 689,442 shares owned by Mr. Cousins' wife, as to which Mr. Cousins disclaims beneficial interest. Includes 620,097 shares as to which Mr. Cousins shares voting and investment power. Also includes 427,500 shares which may be acquired by exercise of options. Also includes 36,880 PARS.

                              CERTAIN TRANSACTIONS

       The Company and an affiliate of Thomas G. Cousins, Chairman and Chief Executive Officer of the Company, each own a 50% interest in an airplane and each pay the expenses related to the airplane based upon usage. During 2000, the Company and an affiliate of Mr. Cousins also each owned a 50% interest in a company which in turn owned a 50% interest in an airplane hangar. The Company and the affiliate of Mr. Cousins each pay one-fourth of the expenses related to the hangar. The Company's portion of shared airplane and hangar expenses totaled $161,316 in 2000.

       Nonami Enterprises, Inc., a company wholly owned by Mr. Cousins, leased office space from one of the Company's joint ventures in 2000. The base rent, additional rent and storage rent paid by this entity in 2000 totaled $105,135. The Company believes these amounts are consistent with market transactions.

       One of the Company's joint ventures leased space to CREC in 2000. Under the terms of the lease, this entity paid rent at a rate equal to the rate that the Company was obligated to pay for comparable space under its lease with the joint venture. Mr. Cousins and Mr. DuPree were directors of CREC in 2000. Mr. Cousins, Mr. DuPree, Mr. Jones, Mr. Joel Murphy and Mr. Tom Charlesworth were officers of CREC in 2000. The financial results of CREC are included in the Company's consolidated results of operations.

       In 2000, W. Michael Murphy & Associates, Inc. ("MMA"), an entity owned by the brother of Mr. Joel T. Murphy, performed services for CREC in connection with the sale of two outparcels and the development of one retail center. MMA received fees totaling $88,461 for such work.

       In 1996, the Company acquired certain assets of The Lea Richmond Company and The Richmond Development Company (the "Richmond Companies"). Mr. Lea Richmond, III was President of these companies and had significant ownership interests in these companies. Following this acquisition, Mr. Richmond became President - Cousins/Richmond, a former division of the Company which managed and developed medical office buildings. Mr. Richmond was an officer of the Company until October 2000, at which time the division was merged into the office division. The purchase price paid by the Company was $1.8 million, plus contingent future payments of up to an additional $1 million (of which $283,333 was paid through December 31, 2000). The Company manages certain medical office buildings owned by affiliates of the Richmond Companies. In 2000, the Company earned $208,709 in management and other income from these entities.

       Mr. McColl is Chairman of Bank of America (collectively, with its affiliates, the "Bank"). During 2000, the Company had the following banking, joint venture, and other relationships with the Bank: A $225 million floating rate line of credit facility has been made available to the Company by the Bank and an unrelated bank with each funding 50% of the outstanding amounts; the Bank and the Company each own a 50% interest in the CSC Associates partnership (such partnership owns Bank of America Plaza in Atlanta, Georgia; and in connection with such property paid the Company certain management and leasing fees in the year 2000); the Bank leases space from CSC Associates and paid CSC Associates rent of $12,231,000 in 2000; CSC Associates had a loan outstanding to the Company in 2000 in amounts between $71,399,131 and $68,788,677 and the Company paid CSC Associates interest and bond fees of $4,854,150 in connection with such loan; the Bank and the Company each own a 50% interest in Charlotte Gateway Village LLC (such entity owns the Gateway Village project in Charlotte, North Carolina, and in connection with such property paid the Company certain development and management fees in 2000); During 2000 the Company had an $18.6 million loan outstanding to Charlotte Gateway Village LLC; the Bank leases all of the Gateway Village project from Charlotte Gateway Village LLC; the Bank leases space in the 101 Independence Center building in Charlotte, North Carolina, and in connection with such lease paid the Company $6,024,015 in rent in 2000.

       Mr. Mack was Chairman of Morgan Stanley Dean Witter ("Morgan Stanley") in 2000 . During 2000 a joint venture in which the Company has an interest retained Morgan Stanley to render investment banking services. No amounts were paid to Morgan Stanley in 2000.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

       The following table compares cumulative total returns of the Company and the indicated indexes assuming an investment of $100 on December 31, 1995 and reinvestment of dividends.

                                                                    Fiscal Year Ended December 31,
                                                      ----------------------------------------------------------
          Company/Index                               1995      1996       1997       1998       1999       2000
          -------------                               ----      ----       ----       ----       ----       ----
Cousins Properties Incorporated                       $100    $146.29    $159.46    $184.36    $203.94    $263.73
New York Stock Exchange Index                          100     120.46     158.48     188.58     206.49     211.42
Standard & Poor 500 Index                              100     122.96     163.98     210.84     255.22     231.98
NAREIT Equity REIT Index                               100     135.27     162.67     134.20     128.00     161.75
Media General Industry Group 44 -
    Real Estate Index (1)                              100     132.48     169.44     172.86     149.84     200.79

       (1) This index is published by Media General Financial Services and includes the Company and 337 other real estate companies.

                            SECTION 16(A) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file certain reports with respect to each such person's beneficial ownership of the Company's Common Stock. In addition, Item 405 of Regulation S-K requires the Company to identify in its proxy statement each reporting person who failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or the prior fiscal year. Based upon information supplied to the Company, the Company believes that there are no matters to be reported here.

                              FINANCIAL STATEMENTS

       The Company's Annual Report for the year ended December 31, 2000, including audited financial statements, is being mailed together with this Proxy Statement. The Annual Report does not form any part of the materials for solicitation of proxies.

                   STOCKHOLDER PROPOSALS AT THE COMPANY'S NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

       Stockholders who intend to submit proposals for consideration at the Company's next annual meeting of stockholders must submit such proposals to the Company no later than November 28, 2001, in order to be considered for inclusion in the proxy statement and form of proxy to be distributed by the Board in connection with that meeting. Any stockholder proposal to be considered at next year's annual meeting but not included in the proxy statement must be submitted in writing by February 13, 2002 or the persons appointed as proxies may exercise their discretionary voting authority if the proposal is considered at the meeting. Stockholder proposals should be submitted to Corporate Secretary, Cousins Properties Incorporated, 2500 Windy Ridge Parkway, Suite 1600, Atlanta, Georgia 30339.

                                  OTHER MATTERS

       The minutes of both the Annual Meeting of Stockholders held on May 2, 2000 and the Special Meeting of Stockholders held on December 28, 2000 will be presented at the meeting, but it is not intended that action taken under the proxy will constitute approval of the matters referred to in such Minutes. The Board knows of no other matters to be brought before the meeting. However, if any other matters should come before the meeting, the persons named in the proxy will vote such proxy in accordance with their judgment on such matters.

                            EXPENSES OF SOLICITATION

       The cost of proxy solicitation will be borne by the Company. In an effort to have as large a representation at the meeting as possible, special solicitation of proxies may, in certain instances, be made personally, or by telephone, electronic mail, facsimile, or mail by one or more Company employees. The Company will also reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy materials to their principals, the beneficial owners of the Company's stock.

                               TOM G. CHARLESWORTH
                               Secretary

March 30, 2001

                             Audit Committee Charter

                         Cousins Properties Incorporated

            Charter of the Audit Committee of the Board of Directors

I.       Audit Committee Purpose

       The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

        o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance and accounting.

        o Monitor the independence and performance of the Company's independent auditors.

        o Provide an avenue of communication among the independent auditors, management and the Board.

       The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

       In carrying out its responsibilities, the Committee's policies and procedures should remain flexible, in order to react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

II.      Committee Composition and Meetings

       Committee  members  shall  meet the  requirements  of the New York  Stock
Exchange. The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be "independent" nonemployee directors. "Independent" means a director who meets the New York Stock Exchange definition of "independence," as determined by the Board. All members of the Committee must be financially literate and at least one member of the Committee shall have accounting or related financial management expertise, both as determined in the Board's judgment.

       Committee members shall be appointed by the Board on recommendation of the Compensation, Succession, Nominating and Board Structure Committee. If a Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

       The Committee will meet as often as it deems necessary or appropriate, in its judgment, either in person or telephonically, and at such times and places as the Committee determines. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.     Committee Responsibilities and Duties

Review Procedures
-----------------

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61 (see item 0). The Chair of the Committee may represent the entire Committee for purposes of this review.

5. Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

6. Elicit recommendations from the independent auditors for the improvement of the Company's internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

Independent Auditors
--------------------

7. The independent auditors are ultimately accountable to the Committee and the Board. The Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

8. Approve the fees and other significant compensation to be paid to the independent auditors.

9. On an annual basis, the Committee should ensure that the independent auditors submit to the Committee a formal written statement delineating all relationships between the independent auditors and the Company, and the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

10. Review the independent auditors audit plan for the current year - discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

11. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

12. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Other Audit Committee Responsibilities
--------------------------------------

13. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

14. Report through its Chairman to the Board of the Company following the meetings of the Committee.

15. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

16. Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the external audit of the Company as the Committee may, in its discretion, determine to be advisable.

17.    Periodically perform self-assessment of Committee performance.

18. Review financial and accounting personnel succession planning within the company.

                                                                      Annex B



                         COUSINS PROPERTIES INCORPORATED

                            1999 INCENTIVE STOCK PLAN

                       (AS AMENDED AND RESTATED EFFECTIVE
                               AS OF MAY 1, 2001)
                                      ss. 1

                             BACKGROUND AND PURPOSE

         The purpose of this Plan is to promote the interest of CPI by authorizing the Committee to grant Options and Restricted Stock to Key Employees and Directors and to grant Stock Appreciation Rights to Key Employees in order
(1) to attract and retain Key Employees and Directors, (2) to provide an additional incentive to each Key Employee or Director to work to increase the value of Stock and (3) to provide each Key Employee or Director with a stake in the future of CPI which corresponds to the stake of each of CPI's stockholders.

                                      ss. 2

                                   DEFINITIONS

         2.1 Affiliate -- means any organization  (other than a Subsidiary) that
             ---------
would be treated as under common control with CPI or CREC under ss. 414(c) of the Code if "50 percent" were substituted for "80 percent" in the income tax regulations under ss. 414(c) of the Code.

         2.2 Board -- means the Board of Directors of CPI.
             -----

         2.3 Change in Control  -- means (1) a "change in  control"  of CPI of a
             -----------------
nature  that  would be  required  to be  reported  in  response  to Item 6(e) of
Schedule 14A for a proxy  statement  filed under  Section 14(a) of the 1934 Act,
(2) a "person" (as that term is used in Section 14(d)(2) of the 1934 Act) becomes after the effective date of this Plan the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) directly or indirectly of securities representing 50% or more of the combined voting power for election of directors of the then outstanding securities of CPI, (3) the individuals who at the beginning of any period of two consecutive years or less constitute the Board cease for any reason during such period to constitute at least a majority of the Board, unless the election or nomination for election of each new member of the Board was approved by vote of at least two-thirds of the members of the Board then still in office who were members of the Board at the beginning of such period, (4) the shareholders of CPI approve any dissolution or liquidation of CPI or any sale or disposition of 50% or more of the assets or business of CPI or (5) the shareholders of CPI approve a merger or consolidation to which CPI is a party (other than a merger or consolidation with a wholly-owned subsidiary of CPI) or a share exchange in which CPI shall exchange CPI shares for shares of another corporation as a result of which the persons who were shareholders of CPI immediately before the effective date of such merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger, consolidation or share exchange.

         2.4  Code -- means the Internal Revenue Code of 1986, as amended.
              -----

         2.5  Committee  -- means a  committee  of the Board which shall have at
              ---------
least 2 members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "non-employee director" under Rule 16b-3 and an "outside director" under ss. 162(m) of the Code.

         2.6  CPI -- means  Cousins Properties Incorporated and any successor to
              ---
such corporation.

         2.7  CREC -- means Cousins Real Estate Corporation and any successor to
              ----
such corporation.

         2.8 Director -- means any member of the Board who is not an employee of
             --------
CPI or a Parent or Subsidiary or affiliate (as such term is defined in Rule 405 of the 1933 Act) of CPI.

         2.9 Fair Market Value -- means (1) the closing  price on any date for a
             -----------------
share of Stock as reported by The Wall Street Journal under the New York Stock Exchange Composite Transactions quotation system (or under any successor quotation system) or, if Stock is no longer traded on the New York Stock Exchange, under the quotation system under which such closing price is reported or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee; or, (2) if no such closing price is available on such date, such closing price as so reported in accordance with ss. 2.8(1) for the immediately preceding business day; or, (3) if no newspaper or trade journal reports such closing price or if no such price quotation is available, the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

         2.10 ISO -- means an option  granted under this Plan to purchase  Stock
              ---
which is intended to satisfy the requirements of ss. 422 of the Code.

         2.11 Key Employee -- means an employee of CPI, CREC, a Preferred  Stock
              ------------
Subsidiary that has been designated by the Board as covered by this Plan, any Subsidiary of CPI or CREC, any Parent of CPI or CREC, or any Affiliate of CPI or CREC who has been designated by the Committee and who, in the judgment of the Committee acting in its absolute discretion, is key directly or indirectly to the success of CPI, CREC, a Preferred Stock Subsidiary, a Subsidiary of CPI or CREC, a Parent of CPI or CREC or an Affiliate of CPI or CREC.

         2.12 1933 Act -- means the Securities Act of 1933, as amended.
              --------

         2.13 1934 Act -- means the Securities Exchange Act of 1934, as amended.
              --------

         2.14  Non-ISO -- means an option  granted  under this Plan to  purchase
               -------
Stock which is intended to fail to satisfy the requirements of ss. 422 of the Code.

         2.15 Old Plans -- means (1) the Cousins  Properties  Incorporated  1996
              ---------
Stock Incentive Plan effective as of September 5, 1995, (2) the Cousins Properties Incorporated Stock Plan for Outside Directors and (3) the Cousins Properties Incorporated Stock Appreciation Right Plan.

         2.16 Option -- means an ISO or a Non-ISO which is granted underss.7.
              ------

         2.17 Option  Certificate  -- means the written  certificate  which sets
              -------------------
forth the terms and conditions of an Option granted to a Key Employee or Director under this Plan.

         2.18 Option  Price -- means the price  which  shall be paid to purchase
              -------------
one share of Stock upon the exercise of an Option granted under this Plan.

         2.19 Parent -- means  any  corporation  which  is  a parent corporation
              ------
within the meaning ofss. 424(e) of the Code.

         2.20 Plan -- means this Cousins Properties  Incorporated 1999 Incentive
              ----
Stock Plan as effective as of the date adopted by the Board in 1999 and as amended from time to time thereafter.

         2.21 Preferred Stock Subsidiary  --means any entity in which CPI, CREC,
              --------------------------
any Parent of CPI or CREC, or any Affiliate of CPI or CREC owns capital stock or other equity interests representing the right to receive at least 50% of all dividends or distributions, as applicable, paid by such entity, regardless of whether such stock or other equity interest also entitles the holder thereof to 50% or more of the voting power of all outstanding capital stock or other equity interests of such entity.

         2.22 Restricted Stock -- means  Stock  granted  to a Key Employee under
              ----------------
ss. 9.

         2.23 Restricted  Stock  Certificate  -- means  the written  certificate
              ------------------------------
which sets forth the terms and conditions of a Restricted Stock grant to a Key Employee.

         2.24 Rule 16b-3 -- means  the  exemption  under  Rule 16b-3 to  Section
              ----------
16(b) of the 1934 Act or any successor to such rule.

         2.25 Stock -- means $1.00 par value common stock of CPI.
              -----

         2.26 SAR Value -- means the value  assigned by the Committee to a share
              ---------
of Stock in connection with the grant of a Stock Appreciation Right under ss. 8.

         2.27 Stock  Appreciation  Right  --  means  a  right  to  receive  the
              --------------------------
appreciation in a share of Stock which is granted under ss. 8 either as part of an Option or independent of any Option.

         2.28 Stock   Appreciation  Right  Certificate  --  means  the  written
              ----------------------------------------
certificate which sets forth the terms and conditions of a Stock Appreciation Right which is granted to a Key Employee independent of an Option.

         2.29 Subsidiary --  means  a  corporation   which   is   a   subsidiary
              ----------
corporation  within the meaning of ss. 424(f) of the Code.

         2.30 Ten Percent  Shareholder  -- means a person who owns (after taking
              ------------------------
into account the attribution rules of ss. 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either CPI, a Subsidiary of CPI or Parent of CPI.

                                      ss. 3

                           SHARES RESERVED UNDER PLAN

         There shall be 1,100,000 shares of Stock authorized for use under this Plan in addition to the 2,543,287.5 shares of Stock authorized for use under this Plan on December 28, 2000, for a total of 3,643,287.5 shares authorized for use under the Plan. All of the shares of Stock may be used in connection with Option grants, Restricted Stock grants and the payment of Stock Appreciation Rights in Stock. All such shares of Stock shall be reserved to the extent that CPI deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by CPI. Any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option and any shares of Restricted Stock which are forfeited or canceled and thereafter shall again become available for use under this Plan, but any shares of Stock used to exercise an Option or to satisfy a withholding obligation shall not again become available for use under this Plan. No additional grants shall be made under the Old Plans if this Plan is approved by CPI's shareholders.

                                      ss. 4

                                 EFFECTIVE DATE

         The effective date of this Plan shall be the date of its adoption by the Board, provided the shareholders of CPI (acting at a duly called meeting of such shareholders) approve such adoption within twelve (12) months of such effective date. Any Option or Restricted Stock or Stock Appreciation Right granted before such shareholder approval automatically shall be granted subject to such approval.

                                      ss. 5

                                    COMMITTEE

         This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to ss. 14, ss. 15 and ss. 16 and Rule 16b-3) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on CPI, on each affected Key Employee or Director and on each other person directly or indirectly affected by such action.

                                      ss. 6

                        ELIGIBILITY AND ANNUAL GRANT CAPS

         Only Key Employees who are employed by CPI, a Subsidiary of CPI or a Parent of CPI shall be eligible for the grant of ISOs under this Plan, and Key Employees and Directors shall be eligible for the grant of Non-ISOs and Restricted Stock under this Plan. Only Directors shall be eligible for the grant of Stock in lieu of cash under this Plan, and only Key Employees shall be eligible for the grant of Stock Appreciation Rights under this Plan. No Key Employee in any calendar year shall be granted an Option to purchase more than 450,000 shares of Stock or a Stock Appreciation Right with respect to more than 450,000 shares of Stock.

                                      ss. 7

                                     OPTIONS

         7.1 Committee Action.  The Committee acting in its absolute  discretion
             ----------------
shall have the right to grant Options to Key Employees under this Plan from time to time to purchase shares of Stock and, further, the Committee shall have the right to grant new Options in exchange for the cancellation of outstanding Options which have a lower Option Price than the new Options. Each grant of an Option to a Key Employee shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a Non-ISO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan; however, if the Committee grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO. The Committee shall have the right to grant a Non-ISO and Restricted Stock to a Key Employee at the same time and to condition the exercise of the Non-ISO on the forfeiture of the Restricted Stock grant.

         7.2 $100,000  Limit. No Option shall be treated as an ISO to the extent
             ---------------
that the aggregate Fair Market Value of Stock subject to the Option which would first become exercisable in any calendar year exceeds $100,000. Any such excess shall instead automatically be treated as a Non-ISO. The Committee shall interpret and administer the ISO limitation set forth in this ss. 7.2 in accordance with ss. 422(d) of the Code, and the Committee shall treat this ss.
7.2 as in effect only for those periods for which ss. 422(d) of the Code is in effect.

         7.3 Grants to Directors.  Each Director  automatically shall be granted
             -------------------
(without any further action on the part of the Committee) a Non-ISO under this Plan as of the first day he first serves as a Director to purchase 6,000 shares of Stock at an Option Price equal to the Fair Market Value of a share of Stock on the date of such grant. Thereafter, each Director who is serving as such on March 31 of each calendar year and who has served as such for more than ten consecutive months automatically shall be granted (without any further action on the part of the Committee) a Non-ISO under this Plan as of March 31 of such calendar year to purchase 6,000 shares of Stock at an Option Price equal to the Fair Market Value of a share of Stock on the date of such grant. Each Non-ISO granted under this Plan to a Director shall be evidenced by an Option Certificate, shall be exercisable in full upon grant and shall expire 90 days after a Director ceases to serve as such or, if earlier, on the tenth anniversary of the date of the grant of the Non-ISO. A Non-ISO granted to a Director under this ss. 7.3 shall conform in all other respects to the terms and conditions of a Non-ISO under this Plan, and no Director shall be eligible to receive an Option under this Plan except as provided in this ss. 7.3. A grant of a Non-ISO to a Director under this ss. 7.3 is intended to be granted in a manner which continues to allow such Director to be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of ss. 162(m) of the Code, and all Non-ISOs granted to Directors under this ss. 7.3 shall be construed to effect such intent. Finally, if the Committee in its discretion determines that a Director in his or her capacity as such performs substantial services for CPI in addition to the services customarily provided by Directors and he or she receives no additional cash compensation for providing such services, the Committee shall have the discretion to grant a Non-ISO under this Plan, or more than one Non-ISO under this Plan, to such Director subject to the same terms and conditions as the Committee can grant a Non-ISO under this Plan to a Key Employee.

         7.4 Option  Price.  The Option Price for each share of Stock subject to
             -------------
an Option which is granted to a Key Employee shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Key Employee who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted. The Option Price shall be payable in full upon the exercise of any Option, and at the discretion of the Committee an Option Certificate can provide for the payment of the Option Price either in cash, by check or in Stock which has been held for at least 6 months and which is acceptable to the Committee or in any combination of cash, check and such Stock. The Option Price in addition may be paid through any broker facilitated cashless exercise procedure acceptable to the Committee or its delegate. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee or its delegate.

         7.5  Exercise  Period.  Each  Option  granted  under this Plan to a Key
              ----------------
Employee shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option granted to a Key Employee exercisable on or after the earlier of

                  (1)      the date such Option is exercised in full, or

                  (2) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Key Employee is a Ten Percent Shareholder on the date the Option is granted, or

                  (3) the date which is the tenth anniversary of the date the Option is granted, if the Option is (a) a Non-ISO or (b) an ISO which is granted to a Key Employee who is not a Ten Percent Shareholder on the date the Option is granted.

An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee has terminated for any reason whatsoever, including death or disability.

                                      ss. 8

                            STOCK APPRECIATION RIGHTS

         8.1 Committee Action.  The Committee acting in its absolute  discretion
             ----------------
shall have the right to grant a Stock Appreciation Right to a Key Employee under this Plan from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.

         8.2 Terms and Conditions.
             --------------------

         (a) Stock Appreciation Right Certificate. If a Stock Appreciation Right
             ------------------------------------
is evidenced by a Stock Appreciation Right Certificate, such certificate shall set forth the number of shares of Stock to which the Key Employee has the right to appreciation and the SAR Value of each share of Stock. Such SAR Value shall be no less than the Fair Market Value of a share of Stock on the date that the Stock Appreciation Right is granted. The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock Appreciation Right Certificate shall make a Stock Appreciation Right exercisable on or after the date which is the tenth anniversary of the date such Stock Appreciation Right is granted.

         (b) Option  Certificate.  If a Stock Appreciation Right is evidenced by
             -------------------
an Option Certificate, the SAR Value for each share of Stock subject to the Stock Appreciation Right shall be the Option Price for the related Option. Each such Option Certificate shall provide that the exercise of the Stock
Appreciation Right with respect to any share of Stock shall cancel the Key Employee's right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Key Employee's right to exercise his or her Stock Appreciation Right with respect to such share. A Stock Appreciation Right which is granted as part of an Option shall be exercisable only while the related Option is exercisable. The Option Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.

     8.3          Exercise. A Stock Appreciation Right shall be exercisable only
                  --------
                  when the Fair Market Value of a share of Stock subject to such Stock Appreciation Right exceeds the SAR Value for such share, and the payment due on exercise shall be based on such excess with respect to the number of shares of Stock to which the exercise relates. A Key Employee upon the exercise of his or her Stock Appreciation Right shall receive a payment from CPI in cash or in Stock, or in a combination of cash and Stock, and any payment in Stock shall be based on the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is exercised. The Committee acting in its absolute discretion shall have the right to determine the form and time of any payment under this ss. 8.3.

                                      ss. 9

                                RESTRICTED STOCK

         9.1 Committee Action.  The Committee acting in its absolute  discretion
             ----------------
shall have the right to grant Restricted Stock to Key Employees and Directors under this Plan from time to time and, further, shall have the right to make new Restricted Stock grants in exchange for the cancellation of an outstanding Restricted Stock grant to such Key Employee or Director. Each Restricted Stock grant shall be evidenced by a Restricted Stock Certificate, and each Restricted Stock Certificate shall set forth the conditions, if any, under which the grant will be effective and the conditions under which the Key Employee's or Director's interest in the underlying Stock will become nonforfeitable.

         9.2 Effective Date. A Restricted  Stock grant shall be effective (1) as
             --------------
of the date set by the Committee when the grant is made or, (2) if the grant is made subject to one, or more than one, condition, as of the date such conditions have been timely satisfied.

         9.3 Conditions.
             ----------

         (a) Conditions  to  Issuance  of Stock.  The  Committee  acting  in its
             ----------------------------------
absolute discretion may make the issuance of Restricted Stock to a Key Employee or Director subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances for Key Employees or Directors generally or for a Key Employee or Director in particular, and the related Restricted Stock Certificate shall set forth each such condition and the deadline for satisfying each such condition. Stock subject to a Restricted Stock grant shall be issued in the name of a Key Employee or Director only after each such condition, if any, has been timely satisfied, and any Stock which is so issued shall be held by CPI pending the satisfaction of the forfeiture conditions, if any, under ss. 9.3(b) for the related Restricted Stock grant.

         (b) Forfeiture  Conditions.  The   Committee  acting  in  its  absolute
             ----------------------
discretion may make Restricted Stock issued in the name of a Key Employee or Director subject to one, or more than one, objective employment, performance or other forfeiture condition that the Committee acting in its absolute discretion deems appropriate under the circumstances for Key Employees or Directors generally or for a Key Employee or Director in particular, including a condition which results in a forfeiture if a Key Employee or Director exercises a Non-ISO granted in tandem with his or her Restricted Stock grant, and the related Restricted Stock Certificate shall set forth each such condition, if any, and the deadline, if any, for satisfying each such forfeiture condition. A Key
Employee's or Director's nonforfeitable interest in the shares of Stock underlying a Restricted Stock grant shall depend on the extent to which he or she timely satisfies each such condition. Each share of Stock underlying a Restricted Stock grant shall be unavailable under ss. 3 after such grant is effective unless such share is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available under ss. 3 as of the date of such failure.

         9.4 Dividends and Voting  Rights.  Each  Restricted  Stock  Certificate
             ----------------------------
shall specify what rights, if any, a Key Employee or Director shall have with respect to the Stock issued in his or her name, including rights to dividends and to vote, pending the forfeiture of such Stock or the lapse of each forfeiture condition, if any, with respect to such Stock. Furthermore, the Committee may grant dividend equivalent rights on Restricted Stock while such Stock remains subject to an issuance condition under ss. 9.3(a) under which a cash equivalent to a dividend shall be paid when a dividend is paid, and any such dividend equivalent right shall be set forth in the related Restricted Stock Certificate.

         9.5  Satisfaction  of Forfeiture  Conditions;  Provision for Income and
              ------------------------------------------------------------------
Excise Taxes.  A share of Stock shall cease to be Restricted  Stock at such time
------------
as a Key Employee's or Director's interest in such Stock becomes nonforfeitable under this Plan, and the certificate representing such share shall be transferred to the Key Employee or Director as soon as practicable thereafter. The Committee acting in its absolute discretion shall have the power to authorize and direct the payment of a cash bonus (or to provide in the terms of the Restricted Stock Certificate for CPI to make such payment) to a Key Employee or Director to pay all, or any portion of, his or her federal, state and local income tax liability which the Committee deems attributable to his or her interest in his or her Restricted Stock grant becoming nonforfeitable and, further, to pay any such tax liability attributable to such cash bonus.

         9.6 Section  162(m).  Except where the  Committee  deems it in the best
             ---------------
interests of CPI, the Committee shall use its best efforts to grant Restricted Stock either (1) subject to at least one condition which can result in the Restricted Stock qualifying as "performance-based compensation" under ss. 162(m) of the Code if the shareholders of CPI approve such condition and the Committee takes such other action as the Committee deems necessary or appropriate for such grant to so qualify under ss. 162(m) or (2) under such other circumstances as the Committee deems likely to result in an income tax deduction for the grant.

                                     ss. 10

                              STOCK IN LIEU OF CASH

         10.1  Election.  Each  Director  shall  have the  right on or after the
               --------
effective date of this Plan to elect (in accordance with ss. 10.2) to receive Stock in lieu of cash as part of his or her compensation package with respect to all or a specific percentage of:

         (a) any installment of his or her annual cash retainer fee as a Director;

         (b) any fee payable in cash to him or to her for attending a meeting of the Board or a committee of the Board; and

         (c) any fee payable in cash to him or to her for serving as the chair person of a committee of the Board.

         Any election to receive Stock in lieu of cash which was in effect under the Cousins Properties Incorporated Stock Plan for Outside Directors immediately before the effective date of this Plan shall remain in effect under this Plan until revoked under ss. 10.2.

         10.2  Election  and  Election  Revocation  Procedure.  An election by a
               ----------------------------------------------
Director under ss. 10.1 to receive Stock in lieu of cash shall be made in writing and shall be effective as of the date the Director delivers such election to the Secretary of CPI. An election may apply to one, or more than one, cash payment described in ss. 10.1. After a Director has made an election under this ss. 10.2, he or she may elect to revoke such election or may elect to revoke such election and make a new election. Any such subsequent election shall be made in writing and shall be effective as of the date the Director delivers such election to the Secretary of CPI. There shall be no limit on the number of elections which a Director can make under this ss. 10.2.

         10.3  Number of Shares.  The number of shares of Stock which a Director
               ----------------
shall receive in lieu of any cash payment shall be determined by CPI by dividing the amount of the cash payment which the Director has elected under ss. 10.1 to receive in the form of Stock by 95% of the Fair Market Value of a share of Stock
(1) on the date of a regular quarterly Board meeting with respect to shares of Stock to be issued for fees earned on the date of such a meeting or (2) on the date of the next regular quarterly Board meeting with respect to shares of Stock to be issued for fees earned between regular quarterly Board meetings, and by rounding down to the nearest whole share of Stock. Such shares shall be issued to the Director as of the date of a regular quarterly Board meeting with respect to shares of Stock to be issued for fees earned on the date of such a meeting or on the date of the next regular quarterly Board meeting with respect to shares of Stock to be issued for fees earned between regular quarterly Board meetings.

         10.4  Insufficient  Shares.  If the number of shares of Stock available
               --------------------
under this Plan is insufficient as of any date to issue the Stock called for under ss. 10.3, CPI shall issue Stock under ss. 10.3 to each Director based on a fraction of the then available shares of Stock, the numerator of which fraction shall equal the amount of the cash payment to the Director on which the issuance of such Stock was to be based under ss. 10.1 and the denominator of which shall equal the amount of the total cash payments to all Directors on which the issuance of such Stock was to be based under ss. 10.1. All elections made under this ss. 10 thereafter shall be null and void, and no further Stock shall be issued under this Plan with respect to any such elections.

         10.5  Restrictions  on  Shares.  CPI shall  have the right to issue the
               ------------------------
shares of Stock which a Director shall receive in lieu of any cash payment subject to a restriction that the Director have no right to transfer such Stock (except to the extent permissible under Rule 16b-3) for the six month period which starts on the date the Stock is issued or to take such other action as CPI deems necessary or appropriate to make sure that the Director satisfies the applicable holding period requirement, if any, set forth in Rule 16b-3.

                                     ss. 11

                               NONTRANSFERABILITY

         No Option, Restricted Stock or Stock Appreciation Right shall (absent the Committee's consent) be transferable by a Key Employee or an Director other than by will or by the laws of descent and distribution, and any Option or Stock Appreciation Right shall (absent the Committee's consent) be exercisable during a Key Employee's or Director's lifetime only by the Key Employee or Director. The person or persons to whom an Option or Restricted Stock or Stock Appreciation Right is transferred by will or by the laws of descent and distribution (or with the Committee's consent) thereafter shall be treated as the Key Employee or Director.

                                     ss. 12

                             SECURITIES REGISTRATION

         Each Option Certificate, Restricted Stock Certificate and Stock Appreciation Right Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option or a Stock Appreciation Right or the satisfaction of the forfeiture conditions under a Restricted Stock Certificate, the Key Employee or Director shall, if so requested by CPI, hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by CPI, shall deliver to CPI a written statement satisfactory to CPI to that effect. As for Stock issued pursuant to this Plan, CPI at its expense shall take such action as it deems necessary or appropriate to register the original issuance of such Stock to a Key Employee or Director under the 1933 Act or under any other applicable securities laws or to qualify such Stock for an exemption under any such laws prior to the issuance of such Stock to a Key Employee or Director; however, CPI shall have no obligation whatsoever to take any such action in connection with the transfer, resale or other disposition of such Stock by a Key Employee or Director.

                                     ss. 13

                                  LIFE OF PLAN

         No Option, Restricted Stock or Stock Appreciation Right shall be granted under this Plan on or after the earlier of

                  (1) the tenth anniversary of the effective date of this Plan (as determined under ss. 4), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable and all Restricted Stock grants under this Plan have been forfeited or the forfeiture conditions, if any, on such Stock have been satisfied in full, or

                  (2) the date on which all of the Stock reserved under ss. 3 has (as a result of the exercise of Options or the payment in Stock upon the exercise of Stock Appreciation Rights granted under this Plan or the satisfaction of the forfeiture conditions, if any, on Restricted Stock granted under this Plan) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                     ss. 14

                                   ADJUSTMENT

         14.1 Capital Structure.  The number,  kind or class (or any combination
              -----------------
thereof) of shares of Stock reserved under ss. 3, the annual grant caps described in ss. 6, the annual grant described in ss. 7.3, the number, kind or class (or any combination thereof) of shares of Stock subject to Options or Stock Appreciation Rights granted under this Plan and the Option Price of such Options and the SAR Value of such Stock Appreciation Rights as well as the number, kind or class of shares of Restricted Stock granted under this Plan shall be adjusted by the Committee in an equitable manner to reflect any change (after the original effective date of this Plan under ss. 4) in the capitalization of CPI, including, but not limited to, such changes as stock dividends or stock splits.

         14.2  Mergers.  The  Committee  as  part of any  corporate  transaction
               -------
described in ss. 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with ss. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under ss. 3. Furthermore, the Committee as part of any corporate transaction described in ss. 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with ss. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock underlying any Restricted Stock grants previously made under this Plan and any related grant conditions and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares subject to Option and Stock Appreciation Right grants previously made under this Plan and the related Option Price and SAR Value for each such Option and Stock Appreciation Right, and, further, shall have the right (in any manner which the Committee in its discretion deems consistent with ss. 424(a) of the Code) to make Restricted Stock, Option and Stock Appreciation Right grants to effect the assumption of, or the substitution for, restricted stock, option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such restricted stock, option or appreciation right grants.

         14.3  Fractional  Shares.  If any  adjustment  under  this ss. 14 would
               ------------------
create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options or Stock Appreciation Right grants and Restricted Stock grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this ss. 14 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under ss. 3" within the meaning of ss. 16.

                                     ss. 15

                                CHANGE IN CONTROL

         15.1  Continuation  or Assumption of Plan or Grants.  If (1) there is a
               ---------------------------------------------
Change in Control of CPI on any date and this Plan and the outstanding Options, Stock Appreciation Rights and Restricted Stock granted under this Plan are continued in full force and effect or there is an assumption of this Plan or the assumption or substitution of the outstanding Options, Stock Appreciation Rights and Restricted Stock granted under this Plan in connection with such Change in Control and (2) (i) a Key Employee's employment with CPI, CREC, a Preferred Stock Subsidiary that has been designated by the Board as covered by this Plan, any Subsidiary of CPI or CREC, any Parent of CPI or CREC, or any Affiliate of CPI or CREC terminates for any reason within the two-year period starting on the date of the Change in Control or (ii) a Director's service on the Board terminates for any reason within the two-year period starting on the date of the Change in Control, then any conditions to the exercise of such Key Employee's or Director's outstanding Options and Stock Appreciation Rights and any then outstanding issuance and forfeiture conditions on such Key Employee's or Director's Restricted Stock automatically shall expire and shall have no further force or effect on or after the date his or her employment or service so terminates.

         15.2 No  Continuation  or Assumption  of Plan or Grants.  If there is a
              --------------------------------------------------
Change in Control of CPI on any date and this Plan and the outstanding Options, Stock Appreciation Rights and Restricted Stock granted under this Plan are not continued in full force and effect or there is no assumption of this Plan or the assumption or substitution of the Options, Stock Appreciation Rights and
Restricted Stock granted under this Plan in connection with such Change in Control, (1) any conditions to the exercise of outstanding Options and Stock Appreciation Rights granted under this Plan and any then outstanding issuance and forfeiture conditions on Restricted Stock granted under this Plan automatically shall expire and shall have no further force or effect on a date selected by the Board which shall provide each Key Employee and Director a reasonable opportunity to exercise his or her Options and Stock Appreciation Rights and to take such other action as necessary or appropriate to receive the Stock subject to any Restricted Stock grants before the date of the Change in Control and (2) each then outstanding Option, Stock Appreciation Right and Restricted Stock grant may be canceled unilaterally by the Board immediately before the date of the Change in Control.

                                     ss. 16

                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of CPI required under ss. 422 of the Code (1) to increase the number of shares of stock reserved under ss. 3 for ISO grants, or (2) to change the class of employees eligible for Options which are ISOs. The Board also may suspend the granting of Options or Stock Appreciation Rights or Restricted Stock under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option, Stock Appreciation Right or Restricted Stock granted before such suspension or termination unless
(1) the Key Employee or Director consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of CPI or a transaction described in ss. 14 or ss. 15.

                                     ss. 17

                                  MISCELLANEOUS

         17.1  Shareholder  Rights.  No Key Employee or Director  shall have any
               -------------------
rights as a shareholder of CPI as a result of the grant of an Option or a Stock Appreciation Right granted to him or her under this Plan or his or her exercise of such Option or Stock Appreciation Right pending the actual delivery of the Stock subject to such Option to such Key Employee or Director. Subject to ss. 9, a Key Employee's or Director's rights as a shareholder in the shares of Stock underlying a Restricted Stock grant which is effective shall be set forth in the related Restricted Stock Certificate.

         17.2 No  Contract  of  Employment.  The  grant of an  Option or a Stock
              ----------------------------
Appreciation Right or Restricted Stock to a Key Employee or Director under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on a Key Employee or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the related Option Certificate, Stock Appreciation Right Certificate, or Restricted Stock Certificate.

         17.3 Withholding.  Each Option, Stock Appreciation Right and Restricted
              -----------
Stock grant shall be made subject to the condition that the Key Employee or Director consents to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to the exercise of such Option or Stock Appreciation Right or the satisfaction of any forfeiture conditions with respect to Restricted Stock issued in the name of the Key Employee or Director. The Committee also shall have the right to provide in an Option Certificate, Stock Appreciation Right Certificate or a Restricted Stock Certificate that a Key Employee or Director may elect to satisfy federal and state tax withholding requirements through a reduction in the cash or the number of shares of Stock actually transferred to him or to her under this Plan.

         17.4  Construction.  All  references to sections  (ss.) are to sections
               ------------
(ss.) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Georgia. Finally, each term set forth in ss. 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

         17.5 Other  Conditions.  Each Option  Certificate,  Stock  Appreciation
              -----------------
Right Certificate or Restricted Stock Certificate may require that a Key Employee or Director (as a condition to the exercise of an Option or a Stock Appreciation Right or a Restricted Stock grant) enter into any agreement or make such representations prepared by CPI, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Option or a Stock Appreciation Right or Restricted Stock grant or provides for the repurchase of such Stock by CPI under certain circumstances.

         17.6  Rule  16b-3.  The  Committee  shall  have the  right to amend any
               -----------
Option, Restricted Stock or Stock Appreciation Right grant or to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to a Key Employee or Director as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

         17.7 Loans.  If approved  by the  Committee,  CPI may lend money to, or
              -----
guarantee loans made by a third party to, any Key Employee to finance the exercise of any Option granted under this Plan, and the exercise of an Option with the proceeds of any such loan shall be treated as an exercise for cash under this Plan. If approved by the Committee, CPI also may, in accordance with a Key Employee's instructions, transfer Stock upon the exercise of an Option directly to a third party in connection with any arrangement made by the Key Employee for financing the exercise of such Option.

         IN WITNESS WHEREOF, CPI Corporation has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

                                    COUSINS PROPERTIES INCORPORATED

                                    By:______________________________

Date:____________________________